SUPPLEMENT AND JOINDER AGREEMENT
THIS SUPPLEMENT AND JOINDER AGREEMENT (this “Agreement”) is made this 3rd day of October, 2014, by and among LIBERTY TAX, INC., a Delaware corporation, formerly known as JTH HOLDING, INC., a Delaware corporation (the “Borrower”), FIFTH THIRD BANK (“Fifth Third”), SYNOVUS BANK (“Synovus”) and U.S. BANK NATIONAL ASSOCIATION (“US Bank,” and together with Fifth Third and Synovus, collectively, the “Additional Lenders,” and each, an “Additional Lender”), and SUNTRUST BANK, a Georgia banking corporation (“SunTrust”), CITIZENS BANK OF PENNSYLVANIA (“Citizens”), BANK OF AMERICA, N.A., a national banking association (“Bank of America”), BRANCH BANKING AND TRUST COMPANY (“BB&T”), FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national banking association (“FTB”), and BMO HARRIS FINANCING, INC. (“BMO,” and together with SunTrust, Citizens, Bank of America, BB&T and FTB, collectively, the “Increase Lenders,” and each, an “Increase Lender”) and SUNTRUST BANK, as administrative agent for the Lenders referred to below (the “Administrative Agent”), and JTH TAX, INC., a Delaware corporation (“JTH”), LTS PROPERTIES, LLC, a Virginia limited liability company (“Properties”), LTS SOFTWARE INC., a Virginia corporation (“Software”), WEFILE INC., a Virginia corporation (“Wefile”), JTH FINANCIAL, LLC, a Virginia limited liability company (“JTH Financial”), JTH PROPERTIES 1632, LLC, a Virginia limited liability company (“1632”), SIEMPRETAX LLC, a Virginia limited liability company, formerly known as HISPANIC TAX, LLC, a Virginia limited liability company (“Siempretax”), JTH TAX OFFICE PROPERTIES, LLC, a Virginia limited liability company (“JTH Office”), ACA HEALTHQUEST, LLC, a Virginia limited liability company (“ACA Healthquest”), JTH NEW VENTURES, LLC, a Virginia limited liability company (“JTH New Ventures”), UNIFIED PARTNERS, LLC, a Virginia limited liability company (“Unified”), and JTH COURT PLAZA, LLC, a Virginia limited liability company (“JTH Court Plaza,” and together with JTH, Properties, Software, Wefile, JTH Financial, 1632, Siempretax, JTH Office, ACA Healthquest, JTH New Ventures and Unified, collectively, the “Subsidiary Loan Parties,” and together with the Borrower, collectively, the “Loan Parties,” and individually, a “Loan Party”). Reference is made to the Revolving Credit and Term Loan Agreement, dated as of April 30, 2012, by and among the Borrower, certain banks and other financial institutions from time to time parties thereto, and the Administrative Agent, as amended by the Waiver and Amendment to Revolving Credit and Term Loan Agreement, dated as of December 19, 2012, by and among Borrower, the other Loan Parties party thereto, certain of the Lenders, and the Administrative Agent, as amended by the Supplement and Joinder Agreement, dated as of December 28, 2012, by and among Borrower, the other Loan Parties party thereto, certain of the Lenders, and the Administrative Agent, as amended by the Waiver to Revolving Credit and Term Loan Agreement, dated as of March 8, 2013, by and among Borrower, the other Loan Parties party thereto, certain of the Lenders, and the Administrative Agent, as amended by the Standstill Agreement dated as of August 6, 2013, by and among Borrower, the other Loan Parties party thereto, certain of the Lenders, and the Administrative Agent, as amended by the Waiver to Revolving Credit and Term Loan Agreement dated as of August 29, 2013, by and among Borrower, the other Loan Parties party thereto, certain of the Lenders, and the Administrative Agent, as amended by the Second Amendment to Revolving Credit and Term Loan Agreement, of even date herewith (the “Second Amendment”), by and among the Borrower, the other Loan Parties, the Lenders party thereto, and the Administrative Agent (as further amended, supplemented, amended and restated or otherwise modified through the date hereof, the “Credit Agreement”). Capitalized terms used herein and not herein defined shall have the meanings given to such terms in the Credit Agreement.
RECITALS
WHEREAS, Section 2.24 of the Credit Agreement provides that the Borrower may request an increase in the Aggregate Revolving Commitments by an amount not to exceed $70,000,000 in the aggregate, subject to the terms and conditions therein stated; and
WHEREAS, the Borrower has requested an increase in the Aggregate Revolving Commitments in the amount of $60,400,000 (the “Additional Commitment Amount”); and
WHEREAS, the Increase Lenders, which are parties to the Credit Agreement immediately prior to the date hereof, have agreed to increase their respective Revolving Commitments in connection with the Additional Commitment Amount; and
WHEREAS, each Additional Lender has each agreed to provide a new Revolving Commitment to the Borrower in connection with the Additional Commitment Amount, to provide, as applicable, a Term Loan Commitment and to become a party to the Credit Agreement on the terms set forth herein (each Additional Lender, each Increase Lender and each other bank or financial institution which is a party to the Credit Agreement immediately prior to the effectiveness hereof are referred to collectively herein as the “Lenders”); and
WHEREAS, the Revolving Commitments, the Term Loan Commitments and the total Commitments of the Lenders, after giving effect to the Additional Commitment Amount, will be adjusted as reflected on Annex 1 attached hereto, such that, after giving effect to the Additional Commitment Amount, the Aggregate Revolving Commitments will be $203,750,000 and the total Commitments will be $225,000,000; and
WHEREAS, the Administrative Agent is willing to give effect to the Additional Commitment Amount provided that the Borrower, the Administrative Agent, the Additional Lenders and the Increase Lenders enter into this Agreement;
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:
AGREEMENT
1.Incorporation of Recitals. The Recitals hereto are incorporated herein by reference to the same extent and with the same force and effect as if fully set forth herein.
2.    Additional Lenders as Party to the Credit Agreement. Each Additional Lender hereby (i) agrees that by execution and delivery of this Agreement such Additional Lender shall become a “Lender,” a “Revolving Loan Lender” and a “Term Loan Lender,” as applicable, under the Credit Agreement with a Revolving Commitment and a total Commitment as set forth on Annex 1 and with the same force and effect as if originally named therein as a Lender, a Revolving Loan Lender and a Term Loan Lender, as applicable, (ii) acknowledges receipt of a copy of and agrees to be obligated and bound by all of the terms and provisions of the Credit Agreement, (iii) acknowledges and agrees that, from and after the date hereof, each reference in the Credit Agreement and the other Loan Documents to a “Lender,” a “Revolving Loan Lender” and a “Term Loan Lender” shall be deemed to include such Additional Lender, as applicable. Each Additional Lender hereby waives acceptance from the Administrative Agent and the other Lenders of the obligations of such Additional Lender under the Credit Agreement upon the execution and delivery of this Agreement by such Additional Lender.
3.    Funding of Additional Commitment Amount. Pursuant to Sections 2.2 and 2.24 of the Credit Agreement, the Increase Lenders and the Additional Lender hereby agree to fund the Additional Commitment Amount (and any applicable Term Loan) with each Lender having the resulting Revolving Commitment, Term Loan Commitment and total Commitment set forth on Annex 1 attached hereto. To the extent required by Section 2.24(g) of the Credit Agreement, the Administrative Agent shall make such arrangements with the Lenders as shall be necessary to provide that each Lender shall hold its Revolving Commitment and total Commitment after giving effect to this Agreement, subject to the provisions of Article III of the Credit Agreement. The Term Loan Commitments of the applicable Additional Lenders terminate on the Effective Date and upon the funding thereof by such Additional Lenders.
4.    Additional Lender Representations, Warranties and Covenants. Each Additional Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender, a Revolving Loan Lender and a Term Loan Lender, as applicable, under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to become a Lender, (iii) from and after the Effective Date (as defined below), it shall be bound by the provisions of the Credit Agreement as a Lender, a Revolving Loan Lender and a Term Loan Lender, as applicable, thereunder and, to the extent of its Revolving Commitment, Term Loan Commitment and its total Commitment, shall have the obligations of a Lender, a Revolving Loan Lender and a Term Loan Lender, as applicable, thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Sections 5.1(a) and (b) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to acquire a Revolving Commitment on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Foreign Lender, attached to this Agreement is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such Additional Lender; (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, a Revolving Loan Lender and a Term Loan Lender, as applicable,; and (c) appoints and authorizes the Administrative Agent to take such actions as agent on its behalf under the Credit Agreement and the other Loan Documents, and to exercise such powers and to perform such duties, as are specifically delegated to the Administrative Agent by the terms thereof, together with such other powers and duties as are reasonably incidental thereto.
5.    Payments to Additional Lenders. From and after the Effective Date, the Borrower shall make all payments in respect of any Additional Lender’s Revolving Commitment and Term Loan, as applicable, including payments of principal, interest, fees and other amounts payable under the Credit Agreement, to the Administrative Agent for the account of such Additional Lender in accordance with the provisions of the Credit Agreement.
6.    Effectiveness of Agreement. This Agreement and the amendments contained herein shall become effective on the date (the “Effective Date”) when each of the conditions set forth below shall have been fulfilled to the satisfaction of the Administrative Agent:
(a)    The Administrative Agent shall have received counterparts of this Agreement, duly executed and delivered on behalf of the Borrower, the other Loan Parties, the Administrative Agent and the Lenders party hereto, as well as an allonge to the Revolving Credit Note or an amended and restated Revolving Credit Note, in the original principal amount of each Increase Lender’s Revolving Commitment, made payable to the order of such Increase Lender, a new Revolving Credit Note, in the original principal amount of each Additional Lender’s Revolving Commitment, made payable to the order of such Additional Lender, a new Term Note, in the original principal amount of each Additional Lender’s Term Loan, made payable to the order of such Additional Lender, and the Second Amendment, duly executed and delivered on behalf of the Borrower, the other Loan Parties, the Administrative Agent and the Lenders (all of the foregoing, collectively, the “Modification Documents”).
(b)    No event shall have occurred and be continuing that constitutes an Event of Default, or that would constitute an Event of Default but for the requirement that notice be given or that a period of time elapse, or both.
(c)    All representations and warranties of the Borrower contained in the Credit Agreement, and all representations and warranties of each other Loan Party in each Loan Document to which it is a party, shall be true and correct in all material respects (or, if qualified by materiality, in all respects) at the Effective Date as if made on and as of such Effective Date, except that (a) any representation or warranty relating to any financial statements shall be deemed to be applicable to the financial statements most recently delivered to the Administrative Agent in accordance with the provisions of the Loan Documents and (b) each other representation or warranty expressly stated to be made as of the Closing Date shall not be deemed to have been made as of any date other than the Closing Date.
(d)    The Borrower shall have delivered to the Administrative Agent (1) certified copies of evidence of all corporate and company actions taken by the Borrower and the other Loan Parties to authorize the execution and delivery of this Agreement, the other Modification Documents and the other Loan Documents related hereto, (2) certified copies of any amendments to the articles or certificate of incorporation, formation or organization, bylaws, partnership certificate or operating agreement of the Borrower and each other Loan Party since the date of the Credit Agreement or, as applicable, the joinder of a Loan Party to the Loan Documents, (3) a certificate of incumbency for the officers or other authorized agents, members or partners of the Borrower and each other Loan Party executing this Agreement, the other Modification Documents and the other Loan Documents related hereto, and (4) such additional supporting documents as the Administrative Agent or counsel for the Administrative Agent reasonably may request.
(e)    The Administrative Agent (or its counsel) shall have received a favorable written opinion of counsel to the Loan Parties, addressed to the Administrative Agent and each of the Lenders, and covering such matters relating to the Loan Parties, this Agreement, the other Modification Documents and the other documents required hereby and the transactions contemplated herein and therein as the Administrative Agent shall reasonably request.
(f)    The Administrative Agent (or its counsel) shall have received the results of a search of the Uniform Commercial Code filings (or equivalent filings) made with respect to the Loan Parties in the states (or other jurisdictions) of formation of such Persons, together with copies of the financing statements (or similar documents) disclosed by such search, and accompanied by evidence satisfactory to the Administrative Agent that the Liens indicated in any such financing statement (or similar document) would be permitted by Section 7.2 of the Credit Agreement or have been or will be contemporaneously released or terminated.
(g)    All documents delivered pursuant to this Agreement and the other Modification Documents must be of form and substance satisfactory to the Administrative Agent and its counsel, and all legal matters incident to this Agreement must be satisfactory to the Administrative Agent’s counsel.
(h)    Payment by the Borrower in immediately available funds of the fees agreed to in the fee letter entered into in connection with the Additional Commitment Amount and the fees and expenses required to be paid by Section 13 of this Agreement.
(i)    Satisfaction of the conditions precedent to effectiveness of the Second Amendment, in accordance with the terms and conditions set forth therein.
As of the Effective Date, each Additional Lender shall be a party to the Credit Agreement and, to the extent provided in this Agreement, shall have the rights and obligations of a Lender and a Revolving Loan Lender thereunder and under the other Loan Documents.

7.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the other Loan Parties, the Lenders and the Administrative Agent and their respective successors and assigns.
8.    No Further Amendments. Nothing in this Agreement or any prior amendment to the Loan Documents shall require the Administrative Agent or any Lender to grant any amendments to the terms of the Loan Documents. Each of the Borrower and each other Loan Party acknowledges and agrees that there are no defenses, counterclaims or setoffs against any of their respective obligations under the Loan Documents.
9.    Representations and Warranties. Each of the Borrower and each other Loan Party represents and warrants that this Agreement has been duly authorized, executed and delivered by it in accordance with resolutions adopted by its board of directors or comparable managing body. All other representations and warranties made by the Borrower and each other Loan Party in the Loan Documents are incorporated by reference in this Agreement and are deemed to have been repeated as of the date of this Agreement with the same force and effect as if set forth in this Agreement, except that (a) any representation or warranty relating to any financial statements shall be deemed to be applicable to the financial statements most recently delivered to the Administrative Agent in accordance with the provisions of the Loan Documents and (b) each other representation or warranty expressly stated to be made as of the Closing Date shall not be deemed to have been made as of any date other than the Closing Date. Each of the Borrower and each other Loan Party represents and warrants to the Administrative Agent, the Lenders and the Issuing Bank that, after giving effect to the terms of this Agreement, no Default has occurred and been continuing.
10.    Confirmation of Lien. Each of the Borrower and each other Loan Party hereby acknowledges and agrees that the Collateral is and shall remain in all respects subject to the lien, charge and encumbrance of the Credit Agreement and the other Loan Documents and nothing herein contained, and nothing done pursuant hereto, shall adversely affect or be construed to adversely affect the lien, charge or encumbrance of, or conveyance effected by the Loans or the priority thereof over other liens, charges, encumbrances or conveyances.
11.    Ratification. The terms of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are ratified and affirmed by the Borrower and each other Loan Party.
12.    Fees and Expenses. On or prior to the Effective Date, the Borrower agrees to pay such fees to the Administrative Agent or the Lead Arrangers as required by a separate fee letter among such parties. The Borrower agrees to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and its Affiliates, in connection with the preparation and administration of this Agreement.
13.    Severability. Any provision of this Agreement held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof; and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
14.    Governing Law. This Agreement shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the Commonwealth of Virginia. THIS AGREEMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF VIRGINIA.
15.    Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. It shall not be necessary that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on more than one counterpart.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective duly authorized representatives all as of the day and year first above written.
BORROWER:
LIBERTY TAX, INC., a Delaware corporation, formerly known as JTH HOLDING, INC., a Delaware corporation
By:    /s/ Kathleen E. Donovan
Name:    Kathleen E. Donovan
Title:    Chief Financial Officer

SUBSIDIARY LOAN PARTIES:
JTH TAX, INC., a Delaware corporation
By:    /s/ Kathleen E. Donovan
Name:    Kathleen E. Donovan
Title:    Chief Financial Officer

LTS PROPERTIES, LLC, a Virginia limited liability company

By:    JTH TAX, INC., its Manager

By:    /s/ Kathleen E. Donovan
Name:    Kathleen E. Donovan
Title:    Chief Financial Officer

LTS SOFTWARE INC., a Virginia corporation

By:    /s/ Kathleen Curry
Name:    Kathleen Curry
Title:    President

WEFILE INC., a Virginia corporation

By:    /s/ Kathleen Curry
Name:    Kathleen Curry
Title:    President

JTH FINANCIAL, LLC, a Virginia limited liability company

By:    /s/ Kathleen E. Donovan
Name:    Kathleen E. Donovan
Title:    Chief Financial Officer

JTH PROPERTIES 1632, LLC, a Virginia limited liability company

By:    JTH FINANCIAL, LLC, a Virginia limited liability company, Manager

By:    /s/ Kathleen E. Donovan
Name:    Kathleen E. Donovan
Title:    Chief Financial Officer

SIEMPRETAX LLC, a Virginia limited liability company, formerly known as HISPANIC TAX, LLC, a Virginia limited liability company

By:    LIBERTY TAX, INC., a Delaware corporation, Manager

By:    /s/ Kathleen E. Donovan
Name:    Kathleen E. Donovan
Title:    Chief Financial Officer

JTH TAX OFFICE PROPERTIES, LLC, a Virginia limited liability company

By:    LIBERTY TAX, INC., a Delaware corporation, Manager

By:    /s/ Kathleen E. Donovan
Name:    Kathleen E. Donovan
Title:    Chief Financial Officer
ACA HEALTHQUEST, LLC, a Virginia limited liability company

By:    LIBERTY TAX, INC., a Delaware corporation, Manager

By:    /s/ Kathleen E. Donovan
Name:    Kathleen E. Donovan
Title:    Chief Financial Officer

JTH NEW VENTURES, LLC, a Virginia limited liability company

By:    JTH FINANCIAL, LLC, a Virginia limited liability company, Manager

By:    /s/ Kathleen E. Donovan
Name:    Kathleen E. Donovan
Title:    Chief Financial Officer

UNIFIED PARTNERS, LLC, a Virginia limited liability company

By:    ACA HEALTHQUEST, LLC, a Virginia limited liability company, Manager

By:    LIBERTY TAX, INC., a Delaware corporation, Manager

By:    /s/ Kathleen E. Donovan
Name:    Kathleen E. Donovan
Title:    Chief Financial Officer

JTH COURT PLAZA, LLC, a Virginia limited liability company

By:    JTH TAX, INC., its Manager

By:    /s/ Kathleen E. Donovan
Name:    Kathleen E. Donovan
Title:    Chief Financial Officer

ADDITIONAL LENDERS:
FIFTH THIRD BANK, as a Lender
By:    /s/ Robert Weaver
Name:    Robert Weaver
Title:    Vice President

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SYNOVUS BANK, as a Lender
By:    /s/ Aaron Hill
Name:    Aaron Hill
Title:    Corporate Banker

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U.S. BANK NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Michael Gloviak
Name:    Michael Gloviak
Title:    Assistant Vice President

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INCREASE LENDERS:
SUNTRUST BANK, as a Lender
By:    /s/ David Bennett
Name:    David Bennett
Title:    Director

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CITIZENS BANK OF PENNSYLVANIA, as Lender
By:    /s/ Tracy Van Riper
Name:    Tracy Van Riper
Title:    Senior Vice President

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BRANCH BANKING AND TRUST COMPANY, as Lender
By:    /s/ Jack M. Frost
Name:    Jack M. Frost
Title:    Senior Vice President

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BANK OF AMERICA, N.A., as Lender
By:    /s/ Peter Strauss
Name:    Peter Strauss
Title:    Senior Vice President

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FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as Lender
By:    /s/ K.A. Sherman
Name:    K.A. Sherman
Title:    Senior Vice President

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BMO HARRIS FINANCING, INC., as a Lender
By:    /s/ Christina M. Boyle
Name:    Christina M. Boyle
Title:    Director

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Consented and agreed to:

SUNTRUST BANK, as Administrative Agent, as Issuing Bank and as Swingline Lender

By:    /s/ David Bennett
Name:    David Bennett
Title:    Director

Annex 1
COMMITMENT AMOUNTS

Lender	Revolving Commitment Amount	Term Loan Commitment Amount	Commitment
SunTrust Bank	$40,552,325.58	$4,447,674.42	$45,000,000
Citizens Bank of Pennsylvania	$31,540,697.67	$3,459,302.33	$35,000,000
Bank of America, N.A.	$25,232,558.14	$2,767,441.86	$28,000,000
BMO Harris Financing, Inc.	$22,529,069.77	$2,470,930.23	$25,000,000
Fifth Third Bank	$22,529,069.77	$2,470,930.23	$25,000,000
Branch Banking and Trust Company	$19,825,581.40	$2,174,418.60	$22,000,000
First Tennessee Bank National Association	$18,023,255.81	$1,976,744.19	$20,000,000
Synovus Bank	$13,517,441.86	$1,482,558.14	$15,000,000
U.S. Bank National Association	$10,000,000	$0	$10,000,000
Total	$203,750,000	$21,250,000	$225,000,000

33411.031092 EMF_US 52640763v1